UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

Flat Rock Capital Corp.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55767	82-0894786
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 6th Avenue, 18th Floor New York, NY 10019
(Address of principal executive offices)

(212) 596-3413
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities

On May 29, 2018 Flat Rock Capital Corp. (the “Company”) accepted subscriptions for 46,180.729 shares of its common stock, par value $0.001 per share (the “Common Stock”), at $20.03 per share, for aggregate proceeds of approximately $925,000. No underwriting discounts or commissions have been or will be paid in connection with the sale of such Common Stock. The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock and has not offered securities to the public in connection with such issuance and sale.

Item 8.01	Other Events

Adjournment of Annual Meeting of Stockholders

As previously disclosed in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2018, the Company held its annual meeting of stockholders on May 30, 2018. At that meeting, the Company determined that it had not received sufficient votes to approve the proposals (the “Proposals”) to (1) consider and vote upon election of directors of the Company and (2) consider and ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. As of May 30, 2018, the total number of votes cast was 356,240, with 99.30% of the votes cast in favor of each of the Proposals. A total of 536,703 votes are needed to reach a quorum.

The Company has determined to further adjourn the annual meeting of stockholders until June 12, 2018, in order to continue to solicit proxies with respect to the Proposals. The annual meeting will resume in order to hold a vote with respect to the Proposals on June 12, 2018, at 10:00 a.m. local time, at 1350 6th Avenue, 18th Floor, New York, New York 10019.

Approval of Decrease in Asset Coverage Ratio

On May 30, 2018, the board of directors (the “Board”) of the Company, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective May 30, 2019. The reduction of the minimum asset coverage ratio to 150% is subject to certain requirements included in the 1940 Act, including certain disclosure requirements and the requirement that the Company extend, within the next twelve months, to each of the Company’s stockholders as of May 30, 2018, the opportunity to sell the securities held by that stockholder as of that date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flat Rock Capital Corp.

Dated: June 1, 2018	By:	/s/ Robert K. Grunewald
	Name:	Robert K. Grunewald
	Title:	Chief Executive Officer

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